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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22321

MainStay Funds Trust

(Exact name of registrant as specified in charter)

51 Madison Avenue, New York, New York 10010

(Address of principal executive offices)                        (Zip Code)

J. Kevin Gao, Esq., 169 Lackawanna Avenue, Parsippany, NJ 07054

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-624-6782

Date of fiscal year end: December 31 (MainStay Marketfield Fund)

Date of reporting period: March 31, 2014

Item 1. Schedule of Investments.

MainStay Marketfield Fund‘s schedule of investments for the period ended March 31, 2014 is filed herewith.

MainStay Marketfield Fund
Portfolio of Investments March 31, 2014 (Unaudited)
		Shares	Value
	Common Stocks 76.6% †
	Aerospace & Defense 0.9%
	Precision Castparts Corp. (a)	736,245	$186,093,286

	Auto Components 1.6%
¤	Continental A.G.	1,139,062	272,888,796
	ElringKlinger A.G.	1,658,747	65,378,773
			338,267,569
	Automobiles 2.3%
	Daimler A.G., Registered Shares	2,341,130	221,220,359
¤	Fiat Industrial S.p.A. (b)	23,957,329	278,890,592
			500,110,951
	Banks 14.8%
	Banco Bilbao Vizcaya Argentaria S.A.	18,110,205	217,509,881
	Banco Popular Espanol S.A.	28,384,847	214,291,959
¤	Bank of Ireland (b)	1,093,855,845	467,154,509
¤	Bank of Ireland, Sponsored ADR (b)	2,992,514	57,935,071
	Barclays PLC	597,608	2,325,370
	BB&T Corp. (a)	5,495,359	220,748,571
	CIT Group, Inc. (a)	3,793,499	185,957,321
	Citigroup, Inc.	3,669,909	174,687,668
	Fifth Third Bancorp (a)	9,760,293	223,998,724
	Grupo Financiero Banorte S.A.B. de C.V. Class O	27,831,958	188,218,266
	Itau Unibanco Holding S.A., ADR	15,763,915	234,251,777
	Lloyds Banking Group PLC (b)	158,822,321	197,658,759
	Sumitomo Mitsui Financial Group, Inc.	5,690,789	243,091,495
	U.S. Bancorp	2,848,138	122,071,195
¤	UniCredit S.p.A.	30,337,838	277,100,249
	Wells Fargo & Co.	2,569,734	127,818,569
			3,154,819,384
	Building Products 1.0%
	Geberit A.G.	630,843	206,582,262

	Capital Markets 0.8%
	Daiwa Securities Group, Inc.	19,887,789	173,029,449

	Chemicals 3.9%
¤	BASF S.E. Corp.	2,335,739	259,614,509
	Eastman Chemical Co.	2,461,499	212,205,829
	Potash Corporation of Saskatchewan, Inc.	5,966,796	216,117,351
	Sherwin-Williams Co. (The) (a)	758,351	149,493,733
			837,431,422
	Commercial Services & Supplies 0.5%
	Bilfinger S.E.	893,532	113,360,393

	Construction & Engineering 0.3%
	KBR, Inc.	2,370,299	63,239,577

	Construction Materials 5.1%
	Buzzi Unicem S.p.A.	10,978,937	204,794,230
	CRH PLC	7,878,060	219,992,973
	Eagle Materials, Inc. (a)	2,644,541	234,465,005
	HeidelbergCement A.G.	2,569,275	220,196,064
	Taiheiyo Cement Corp.	58,500,757	210,844,176
			1,090,292,448
	Consumer Finance 1.0%
	Discover Financial Services	3,592,848	209,067,825

	Diversified Financial Services 0.9%
	CME Group, Inc.	2,491,931	184,427,813

	Electrical Equipment 1.2%
	ABB, Ltd. (b)	9,657,486	249,070,393

	Electronic Equipment, Instruments & Components 0.6%
	Trimble Navigation, Ltd. (b)	3,493,529	135,793,472

	Energy Equipment & Services 2.3%
	Baker Hughes, Inc.	3,656,206	237,726,514
¤	Schlumberger, Ltd. (a)	2,653,494	258,715,665
			496,442,179
	Food & Staples Retailing 1.0%
	Costco Wholesale Corp. (a)	1,902,085	212,424,853

	Hotels, Restaurants & Leisure 0.2%
	Dalata Hotel Group, Ltd. (b)	8,888,063	34,774,767

	Household Durables 6.4%
	D.R. Horton, Inc. (a)	9,177,477	198,692,377
	Lennar Corp. Class A	5,067,321	200,767,258
	Mohawk Industries, Inc. (a)(b)	1,452,424	197,500,615
	PulteGroup, Inc. (a)	10,161,809	195,005,115
	Ryland Group, Inc. (The) (a)	4,656,412	185,930,531
	Sekisui House, Ltd.	14,525,374	180,274,225
	Toll Brothers, Inc. (a)(b)	5,477,299	196,635,034
			1,354,805,155
	Industrial Conglomerates 1.8%
	3M Co. (a)	1,419,628	192,586,734
	General Electric Co. (a)	7,167,456	185,565,436
			378,152,170
	Insurance 0.9%
	Assicurazioni Generali S.p.A.	8,435,605	188,032,756

	Internet Software & Services 1.4%
¤	Facebook, Inc. Class A (a)(b)	5,009,573	301,776,678

	IT Services 0.9%
	Amadeus IT Holding S.A. Class A	4,596,422	190,917,602

	Machinery 3.7%
	Cummins, Inc. (a)	1,408,552	209,860,162
	Deere & Co. (a)	2,172,664	197,277,891
	Ingersoll-Rand PLC (a)	3,195,549	182,913,225
	Joy Global, Inc.	3,519,876	204,152,808
			794,204,086
	Metals & Mining 9.4%
¤	Alcoa, Inc. (a)	24,659,735	317,370,789
	Anglo American PLC	6,151,499	156,549,787
¤	BHP Billiton, Ltd., ADR	3,967,539	268,880,118
	Freeport-McMoRan Copper & Gold, Inc.	5,957,629	197,018,791
	Nucor Corp. (a)	4,134,287	208,946,865
	Rio Tinto PLC	4,521,766	251,596,197
	Steel Dynamics, Inc. (a)	10,357,449	184,259,018
	Teck Resources, Ltd. Class B (a)	7,779,911	168,668,470
	Vale S.A., Sponsored ADR (a)	14,815,699	204,901,117
	Walter Energy, Inc.	5,020,309	37,953,536
			1,996,144,688
	Oil, Gas & Consumable Fuels 3.1%
	Alpha Natural Resources, Inc. (a)(b)	11,665,202	49,577,109
	Apache Corp. (a)	2,294,365	190,317,577
	Chesapeake Energy Corp. (a)	7,583,041	194,277,510
	Devon Energy Corp.	3,241,829	216,975,615
			651,147,811
	Real Estate Investment Trusts 0.5%
	Green REIT PLC (b)	28,477,636	47,078,643
	Hibernia REIT PLC (b)	34,883,746	50,844,917
			97,923,560
	Real Estate Management & Development 2.2%
	Deutsche Wohnen A.G.	5,741,449	123,075,006
	Kennedy Wilson Europe Real Estate PLC (b)	12,668,477	219,650,633
	St. Joe Co. (The) (a)(b)	6,859,765	132,050,476
			474,776,115
	Road & Rail 0.9%
	DSV A/S	5,844,735	188,628,554

	Semiconductors & Semiconductor Equipment 0.9%
	Intel Corp.	7,672,522	198,027,793

	Software 1.8%
	FireEye, Inc. (b)	3,096,635	190,659,817
	Splunk, Inc. (a)(b)	2,758,167	197,181,359
			387,841,176
	Specialty Retail 1.8%
	Home Depot, Inc. (The) (a)	2,664,616	210,851,064
	Tractor Supply Co.	2,589,978	182,930,146
			393,781,210
	Trading Companies & Distributors 1.6%
	Beacon Roofing Supply, Inc. (a)(b)	3,554,595	137,420,643
	Wolseley PLC	3,756,433	213,615,164
			351,035,807
	Transportation Infrastructure 0.9%
	Abertis Infraestructuras S.A.	8,728,343	199,307,711

	Total Common Stocks (Cost $13,934,631,205)		16,331,730,915

	Exchange-Traded Funds 6.5% (d)
	iShares Dow Jones US Home Construction Index Fund (a)	9,696,606	234,851,797
	iShares MSCI Italy Index Fund	13,382,156	236,997,983
	iShares MSCI Japan Index Fund	16,320,318	184,909,203
¤	iShares MSCI Mexico Investable Market Index Fund (a)	4,216,662	269,655,535
	iShares Russell 2000 Index ETF	1,327,304	154,418,547
	Market Vectors Gold Miners ETF	4,010,366	94,644,638
	SPDR S&P Homebuilders (a)	6,543,035	212,975,789

	Total Exchange-Traded Funds (Cost $1,275,817,564)		1,388,453,492

	Preferred Stocks 1.7%
	Banks 1.3%
¤	Bank of Ireland Trust-Preferred Security 10.24% (c)	192,001,000	287,985,365

	Chemicals 0.4%
	Fuchs Petrolub SE 1.80%	840,221	84,291,341

	Total Preferred Stocks (Cost $330,581,195)		372,276,706

	Number of Rights
Right 0.0%‡
Diversified Financial Services 0.0%‡
Banco Bilbao Vizcaya (b)	18,110,205	4,241,418

Total Right (Cost $4,185,130)		4,241,418

	Notional Amount
Purchased Options 0.9%
Purchased Call Options 0.3%
CNH/USD Strike Price $6.167 Expires 2/27/15	1,421,932,700	25,741,248
Strike Price $6.321 Expires 6/9/14	1,401,000,000	1,190,850
Strike Price $6.722 Expires 12/9/14	1,401,000,000	2,509,191

	Number of Contracts
iShares MSCI Japan ETF
Strike Price $11.00 Expires 6/21/14	236,915	13,741,070
Strike Price $12.00 Expires 6/21/14	236,969	3,080,597
iShares Russell 2000 Index ETF
Strike Price $119.00 Expires 4/19/14	94,798	5,972,274
Market Vectors Gold Miners ETF
Strike Price $26.00 Expires 4/19/14	100,000	1,100,000
Strike Price $27.00 Expires 4/19/14	47,389	331,723
Total Purchased Call Options (Cost $114,662,706)		53,666,953

	Notional Amount
Purchased Put Options 0.6%
EUR/USD
Strike Price $1.376 Expires 9/4/14	1,042,640,877	24,984,633
Strike Price $1.379 Expires 9/4/14	1,042,052,227	26,436,257

	Number of Contracts
Apple, Inc. Strike Price $530.00 Expires 5/17/14	9,053	14,711,125
iShares China Large Cap ETF
Strike Price $38.00 Expires 4/19/14	94,739	21,316,275
iShares MSCI Emerging Markets Strike Price $39.00 Expires 4/19/14	118,495	2,014,415
Powershares QQQ Trust Series Strike Price $89.00 Expires 4/19/14	200,000	41,000,000
Total Purchased Put Options (Cost $146,631,653)		130,462,705
Total Purchased Options (Cost $261,294,359)		184,129,658

	Shares
Short-Term Investments 4.5%
Money Market Fund 4.5%
State Street Institutional Treasury Money Market Fund	950,000,000	950,000,000

Total Short-Term Investment (Cost $950,000,000)		950,000,000
Total Investments, Before Investments Sold Short (Cost $16,756,509,453) (h)	90.2%	19,230,832,189

Common Stocks Sold Short (11.5%)
Beverages (1.0%)
Coca-Cola Co. (The)	(5,602,494)	(216,592,418)

Capital Markets (2.4%)
Deutsche Bank A.G.	(4,764,579)	(213,163,308)
Franklin Resources, Inc.	(3,078,204)	(166,777,093)
Invesco, Ltd.	(1,113,943)	(41,215,891)
Legg Mason, Inc.	(1,743,408)	(85,496,728)
		(506,653,020)
Food Products (3.0%)
Danone	(3,222,286)	(227,863,156)
Kellogg Co.	(3,511,494)	(220,205,789)
Nestle S.A.	(2,613,789)	(196,762,239)
		(644,831,184)
Hotels, Restaurants & Leisure (1.0%)
McDonald's Corp.	(2,326,023)	(228,020,035)

Insurance (2.1%)
Allianz SE	(2,623,510)	(443,471,838)

IT Services (0.9%)
International Business Machines Corp.	(989,517)	(190,472,128)

Textiles, Apparel & Luxury Goods (1.1%)
Adidas A.G.	(606,981)	(65,675,706)
PVH Corp.	(1,334,753)	(166,537,132)
		(232,212,838)
Total Common Stocks Sold Short (Proceeds $2,330,775,950)		(2,462,253,461)

Exchange Traded Funds Sold Short (14.7%) (d)
Consumer Staples Select Sector Consumer Staples SPDR	(9,478,000)	(408,122,680)
iShares JP Morgan USD Emerging Markets Bond	(3,872,623)	(431,487,655)
iShares MSCI Emerging Markets ETF	(16,285,896)	(667,558,877)
SPDR S&P Retail ETF	(4,074,362)	(343,264,998)
Utilities Select Sector SPDR Fund	(14,175,100)	(587,699,646)
Vanguard FTSE Emerging Markets	(17,104,376)	(694,095,578)

Total Exchange Traded Funds Sold Short (Cost $3,071,467,769)		(3,132,229,434)
Total Investments Sold Short (Proceeds $5,402,243,719) (e)	(26.2)%	(5,594,482,895)
Total Investments, Net of Investments Sold Short (Cost $11,354,265,734)	64.0	13,636,349,294
Other Assets, Less Liabilities	36.0	7,675,465,451
Net Assets	100.0%	$21,311,814,745

	Contracts Short	Unrealized Appreciation (Depreciation)(g)
Futures Contracts (0.1%)
Futures Contracts Short
CAC 40 Index 10 Euro April 2014 (f)	(6,345)	$(7,772,579)
Euro-Bund (German Federal Government) June 2014 (f)	(5,507)	(2,440,040)
Euro-OAT (French Government Bond) June 2014 (f)	(8,590)	(12,194,355)
United States Treasury Bond June 2014 (f)	(2,000)	(1,785,800)
Total Futures Contracts (Notional Amount $3,350,666,870)		$(24,192,774)

	Number of Contracts	Value
Written Call Option (0.0%)‡
iShares China Large Cap ETF Strike Price $38.00 Expires 4/19/14	(9,473,900)	(1,042,129)
Total Written Call Option (Proceeds $7,815,114)		$(1,042,129)

¤	Among the Fund's 10 largest holdings or issuers, as of March 31, 2014, excluding short-term investments. May be subject to change daily.
†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Security, or a portion thereof, was maintained in a segregated account at the Fund's custodian as collateral for securities Sold Short.
(b)	Non-income producing security.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Exchange-Traded Fund - An investment vehicle that represents a basket of securities that is traded on an exchange.
(e)	As of March 31, 2014, cash in the amount of $5,701,596,011 was on deposit with broker for short sale transactions.
(f)	As of March 31, 2014, cash in the amount of $106,240,988 was on deposit with broker for futures transactions.
(g)	Represents the difference between the value of the contracts at the time they were opened and the value as of March 31, 2014.
(h)	As of March 31, 2014, cost was $16,793,321,132 for federal income tax purposes and net unrealized appreciation is as follows:
Gross unrealized appreciation	$2,868,739,054
Gross unrealized depreciation	(431,227,997)
Net unrealized appreciation	$2,437,511,057

The following abbreviations are used in the above portfolio:
ADR	—American Depositary Receipt
CNH	—Chinese Offshore Yuan
EUR	—Euro
ETF	—Exchange-Traded Fund
SPDR	—Standard & Poor's Depositary Receipt
USD	—United States Dollar

At March 31, 2014, the Fund held the following OTC credit default swap contracts:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[1]	Notional Amount (000)[2]	(Pay)/Receive Fixed Rate[3]	Upfront Premiums Received/(Paid)	Value	Unrealized Appreciation/ Depreciation[4]
Federal Republic of Brazil
12.25%, due 3/6/30	Citigroup	6/20/2019	Buy	$947,934	1.00%	$(38,410,539)	$29,508,994	$(8,901,545)

Republic of South Africa
5.50%, due 3/9/20	Citigroup	6/20/2019	Buy	$236,926	1.00%	$(13,334,825)	$9,775,988	$(3,558,837)
							$39,284,982	$(12,460,382)

1 Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2 The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

3 The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

4 Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at March 31, 2014.

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014, for valuing the Fund's assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$16,331,730,915	$—	$—	$16,331,730,915
Exchange-Traded Funds	1,388,453,492	—	—	1,388,453,492
Preferred Stocks	84,291,341	287,985,365	—	372,276,706
Right	4,241,418	—	—	4,241,418
Short-Term Investment
Money Market Fund	950,000,000	—	—	950,000,000
Total Investments in Securities	18,758,717,166	287,985,365	—	19,046,702,531
Other Financial Instruments
Purchased Call Options	53,666,953	—	—	53,666,953
Purchased Put Options	130,462,705	—	—	130,462,705
Total Other Financial Instruments	184,129,658	—	—	184,129,658
Total Investments in Securities and Other Financial Instruments	$18,942,846,824	$287,985,365	$—	$19,230,832,189

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(2,462,253,461)	$—	$—	$(2,462,253,461)
Exchange Traded Fund Sold Short	(3,132,229,434)	—	—	(3,132,229,434)
Total Investments in Securities Sold Short	(5,594,482,895)	—	—	(5,594,482,895)
Other Financial Instruments
Futures Contracts Short (b)	(24,192,774)	—	—	(24,192,774)
Credit Default Swap Contracts (b)	—	(12,460,382)	—	(12,460,382)
Written Call Option	(1,042,129)	—	—	(1,042,129)
Total Other Financial Instruments	(25,234,903)	(12,460,382)	—	(37,695,285)
Total Investments in Securities Sold Short and Other Financial Instruments	$(5,619,717,798)	$(12,460,382)	$—	$(5,632,178,180)

(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended March 31, 2014, the Fund did not have an transfers between Level 1 and Level 2 fair value measurements.

As of March 31,2014, the Portfolio did not hold any investments with significant unobservable inputs (level 3).

MainStay Funds Trust

NOTES TO PORTFOLIOS OF INVESTMENTS March 31, 2014 (Unaudited)

SECURITIES VALUATION.

The MainStay Funds Trust is comprised of thirty-five separate funds (each a "Fund" and collectively, the "Funds"). This report is exclusively for Marketfield Fund. The Fund prepares its financial statements in accordance with generally accepted accounting principles ("GAAP") in the United States of America and follows significant accounting policies described below.

Investments are valued as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

The Board of Trustees (the "Board") of MainStay Funds Trust adopted procedures for the valuation of the Funds' securities and has delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the "Valuation Committee"). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the "Sub-Committee") to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( "New York Life Investments" or the "Manager"), aided to whatever extent necessary by the Subadvisor to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund's third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review at its next regularly scheduled meeting immediately after such action.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical assets or liabilities
•	Level 2 – other significant observable inputs (including quoted prices for similar assets and liabilities in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of assets or liabilities)

The aggregate value by input level, as of March 31, 2014, for the Fund's assets and liabilities are included at the end of the Fund's Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, fair values may differ significantly from values that would have been used had an active market existed. For the period ended March 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of March 31, 2014, the Fund did not hold any securities that were valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s net asset value ("NAV") is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with a Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of March 31, 2014, no foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in other mutual funds are valued at their respective NAV(s) as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor, if any. Those prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Manager, in consultation with the Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on the maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) the dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in, good faith in such a manner as the Board deems appropriate to reflect their fair value.

Item 2. Controls And Procedures.

(a)	Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-Q (the "Report"), the Registrant's principal executive and principal financial officers have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By: /s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:  May 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:  May 29, 2014

By: /s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:  May 29, 2014